UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: December 30, 2015

NovaBay Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33678	68-0454536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5980 Horton Street, Suite 550, Emeryville, CA 94608

(Address of Principal Executive Offices) (Zip Code)

(510) 899-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01—Entry into a Material Definitive Agreement.

Beginning on December 30, 2015, NovaBay Pharmaceuticals, Inc. (the “Company”) entered into a series of agreements pursuant to a loan (the “Loan”) facilitated by China Kington Asset Management Co. Ltd. (“China Kington”). In connection with the Loan, the Company issued or will soon issue five (5) promissory notes (the “Notes”) payable to Mr. Mark Sieczkarek, the Gail J. Maderis Revocable Trust, Dr. T. Alex McPherson, Mr. Jian Ping Fu, and Pioneer Pharma (Singapore) Pte. Ltd. (“Pioneer”) (collectively, the “Lenders”), loaning the Company an aggregate of $3,020,000. Specifically, Mr. Sieczkarek, Chairman of the Board of the Company (the “Board”) and Interim President and Chief Executive Officer of the Company, loaned the Company $199,000; the Gail J. Maderis Revocable Trust, on behalf of Ms. Maderis, a Director of the Company, loaned the Company $71,000; Dr. McPherson, a Director of the Company, loaned the Company $20,000; Pioneer loaned the Company $1,365,000; and Mr. Fu has promised to loan the Company $1,365,000. All Notes were issued on December 30, 2015 except the Note payable to Mr. Fu, which will be issued in January 2016 upon receipt of such funds.

The proceeds from the Notes are to be used for general corporate purposes. Minimum quarterly payments of principal and interest will begin on March 31, 2016 and continue on the last day of each June, September, December and March thereafter. The entire principal sum and any and all accrued and unpaid interest is payable in full upon the Company’s next financing, but in no event shall the term of the Loan extend beyond December 30, 2018, except for the loan by Mr. Fu, the term of which shall extend three (3) years from the date of issuance of the Note payable to Mr. Fu. The Notes will pay interest at a rate of six percent (6%) per annum and may be prepaid in whole or in part at any time without premium or penalty.

In connection with the Notes, China Kington has agreed to act as collateral agent for the benefit of the Lenders, in accordance with the terms of a collateral agency and intercreditor agreement (the “Collateral Agency Agreement”), which was entered into on December 30, 2015 between China Kington and the Lenders. To secure the Notes, China Kington shall have a perfected security interest in all tangible and intangible assets of the Company, pursuant to a security agreement (the “Security Agreement”) between the Company and China Kington, which was entered into on December 30, 2015.

As consideration to China Kington for facilitating the Loan, the Company agreed to the following: (1) the grant of a first right of refusal for China Kington (or its designee that shall be acceptable to the Company in its reasonable discretion) to lead financings for the Company for a period that is the shorter of two (2) years or the day that the Company’s cash flow has been equal to or greater than $0 in each month for three (3) consecutive months, subject to certain limitations; (2) the participation of Mr. Sieczkarek as a Lender in this financing; (3) the participation of the Company’s Board, management and investors that the Board and management provide, to contribute an aggregate nine percent (9%) of funds in the Company’s next financing; (4) the appointment of two new members to the Company’s Board to be named in the future by China Kington; and (5) the Company’s agreement to reasonably cooperate with reasonable requests made by an auditor engaged, and paid for, by China Kington, subject to certain limitations.

The foregoing descriptions are qualified in their entirety by reference to the Notes payable to the order of Mr. Sieczkarek, the Gail J. Maderis Revocable Trust, Dr. McPherson, and Pioneer; the Collateral Agency Agreement; and the Security Agreement, copies of which are filed as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4, Exhibit 10.5, and Exhibit 10.6, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03—Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

(a)          The information set forth in Item 1.01 of the Current Report of Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01—Regulation FD Disclosure

On January 7, 2016, the Company will issue a press release announcing an approximately $3 million bridge loan managed by China Kington. The Company’s planned press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01 of this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in this Item 7.01 of this Current Report on Form 8-K is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in this Current Report on Form 8-K constitutes material investor information that is not otherwise publicly available.

The Securities and Exchange Commission encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Item 7.01 of Current Report on Form 8-K and Exhibit 99.1 may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Company’s judgment as of the date of this Current Report on Form 8-K. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

Item 9.01.   Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No. _____________	Description ________________________________________________________
10.1	Promissory Note Payable to Mr. Mark Sieczkarek, dated December 30, 2015
10.2	Promissory Note Payable to the Gail J. Maderis Revocable Trust, dated December 30, 2015
10.3	Promissory Note Payable to Dr. T. Alex McPherson, dated December 30, 2015
10.4	Promissory Note Payable to Pioneer Pharma (Singapore) Pte. Ltd., dated December 30, 2015
10.5	Collateral Agency Agreement, dated December 30, 2015
10.6	Security Agreement, dated December 30, 2015
99.1	Press Release, dated January 7, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaBay Pharmaceuticals, Inc.

	By:	/s/ Thomas J. Paulson
Thomas J. Paulson
Chief Financial Officer and Treasurer

Dated: January 6, 2016